UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2016
____________________
ELLIE MAE, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-35140 (Commission File Number)	94-3288780 (IRS Employer Identification Number)

4420 Rosewood Drive, Suite 500
Pleasanton, California 94588
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (925) 227-7000
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Ellie Mae, Inc. (the “Company”) held on May 25, 2016 (the “Annual Meeting”), stockholders holding and entitled to vote 27,225,894 shares of common stock of the Company, or approximately 90.8% of the total outstanding shares of common stock on the record date for the Annual Meeting, were present in person or by proxy. At the Annual Meeting, the stockholders voted on the following four proposals, each of which is described in detail in the definitive proxy statement filed with the Securities and Exchange Commission on April 7, 2016 (the “Proxy”). The voting results are reported below.
Proposal No. 1: Election of Directors. The following individuals were elected to the Company’s Board of Directors to hold office until the 2019 annual meeting of stockholders or until such director’s successor is duly elected and qualified or until his earlier resignation or removal. Due to plurality election, votes could only be cast in favor of or withheld from the nominees and thus votes against were not applicable. The results of the election were as follows:

Nominee	For	Withheld	Broker Non-Votes
Carl Buccellato	22,017,505	2,584,706	2,623,683
A. Barr Dolan	22,088,147	2,514,064	2,623,683
Marina Levinson	24,551,487	50,724	2,623,683
Proposal No. 2: Ratification of the Appointment of the Independent Registered Public Accounting Firm. The stockholders ratified the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. There were no broker non-votes on this proposal. The results of the ratification were as follows:

For	Against	Abstain
27,053,560	164,850	7,484
Proposal No. 3: Approval on a Non-Binding, Advisory Basis of the Compensation of our Named Executive Officers (“Say-on-Pay”). The stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as disclosed in the Proxy. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
23,229,503	1,365,043	7,665	2,623,683

Proposal No. 4: Approval of the Adoption of the Ellie Mae, Inc. Executive Incentive Plan. The stockholders approved the adoption of the Company’s Executive Incentive Plan as disclosed in the Proxy. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
15,302,178	9,293,808	6,225	2,623,683
Proposal No. 5: Approval of the Stockholder Proposal Regarding Proxy Access. The stockholders approved the adoption of a proxy access proposal as disclosed in the Proxy. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
13,645,532	10,798,577	158,102	2,623,683
The results reported above are final voting results.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2016	ELLIE MAE, INC.

By: /s/ Edgar A. Luce

Name: Edgar A. Luce
Title: EVP and Chief Financial Officer

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